                                                                    Exhibit 10.7

                         JON SLOAN CONTRACT AMENDMENT 1A


o        Leased car equivalent in dollars to existing plan
o        Annual bonus TBD based on new business
o        EVP National Accounts
o        Corporate Officer
o        Member of the corporate Steering committee
o Non-Compete-If Jon Sloan breaches the contract-either by quitting or getting terminated for cause-the non-compete survives



Jon Sloan                                   Eric Lefkofsky
EVP National Accounts                       Chief Operating Officer

 /s/ JON SLOAN                                 /s/ ERIC LEFKOFSKY
- --------------------                        ---------------------------